UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2021

IAC/INTERACTIVECORP

(Exact name of registrant as specified in charter)

Delaware	001-39356	84-3727412
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	IAC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 15, 2021, in connection with certain financings related to the previously announced acquisition of Meredith Holdings Corporation by Dotdash Media Inc. (formerly known as About, Inc.) (“Dotdash”), a wholly-owned subsidiary of IAC/InterActiveCorp (“IAC” or the “Registrant”), IAC will provide the following financial information regarding Dotdash to certain lenders:

(i)	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the six months ended June 30, 2021 and 2020 and years ended December 31, 2020 and 2019, Unaudited Combined Financial Statements for the six months ended June 30, 2021 and 2020, Audited Combined Financial Statements for the fiscal years ended December 31, 2020 and 2019 and related supplementary data, all of which appear in Exhibit 99.1 hereto and are incorporated by reference herein; and

(ii)	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the nine months ended September 30, 2021 and 2020 and years ended December 31, 2020 and 2019, Unaudited Combined Financial Statements for the nine months ended September 30, 2021 and 2020, Audited Combined Financial Statements for the fiscal years ended December 31, 2020 and 2019 and related supplementary data, all of which appear in Exhibit 99.2 hereto and are incorporated by reference herein.

Exhibits 99.1 and 99.2 are being furnished under Item 7.01 “Regulation FD Disclosure.”

Item 8.01	Other Events.

As previously disclosed, on October 6, 2021, IAC and Dotdash entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Meredith Corporation (“Meredith”) and Meredith Holdings Corporation (“New Meredith”). The Merger Agreement provides for the acquisition by Dotdash of New Meredith, which will hold Meredith’s national media group business following its separation from Meredith’s local media group business.

The completion of the acquisition is conditioned upon, among other things, expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), relating to the transactions contemplated by the Merger Agreement. The applicable waiting period under the HSR Act expired at 11:59 p.m., Eastern Time, on November 12, 2021.

The acquisition remains subject to other closing conditions, and is expected to be completed on December 1, 2021.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Certain Dotdash Media Inc. Financial Information for the six months ended June 30, 2021 and 2020 and years ended December 31, 2020 and 2019.

99.2	Certain Dotdash Media Inc. Financial Information for the nine months ended September 30, 2021 and 2020 and years ended December 31, 2020 and 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/InterActiveCorp

By:	/s/ Kendall Handler
Name:	Kendall Handler
Title:	Senior Vice President, General Counsel & Secretary

Date: November 15, 2021

3